COMMITMENTS	12 Months Ended
Dec. 31, 2013
COMMITMENTS
COMMITMENTS

21.                COMMITMENTS

(a)                 Operating lease commitments

The Group has entered into operating lease agreements primarily for its office spaces. These leases expire through 2016 and are renewable upon negotiation. Rental expense under operating leases was $2,088, $2,821 and $4,087 for the years ended December 31, 2011, 2012 and 2013, respectively.

Future minimum lease payments under such non-cancelable leases as of December 31, 2013 are as follows:

Year 2014	5,063
Year 2015	2,991
Year 2016	1,212
9,266

(b)                 Capital commitments

The Company entered into a series of agreements to acquire under-construction premises with an aggregate gross floor area of approximately 27,000 square meters in the Industrial Park of National Geographic Information Technology in Beijing’s Shunyi District. The premises will serve primarily as AutoNavi’s new map data facility, while also supporting the Company’s overall expansion. The aggregate consideration for acquiring the new premises is approximately $ 44.6 million (RMB270 million), to be paid in installments until construction is completed and accepted. The Company paid the cash consideration of $8.9 million (RMB54.1 million) as of December 31, 2013, which was recorded in “prepayment for acquisition of property” on the consolidated balance sheet. Pursuant to the agreements, the premises will be delivered to AutoNavi by the end of 2014.

The future payments under the aforementioned agreement are based on the construction progress. The Company paid $1.7 million (RMB 10.0 million) in January 2014 and estimates the remaining payment of $34.0 million (RMB 205.9 million) will be made in 2014.